Exhibit 99.2
Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of December 31, 2014

Corporate Overview

Brookdale Senior Living Inc. ("Brookdale") is the leading operator of senior living communities throughout the United States.  The Company is committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest quality service, care and living accommodations for residents.  The Company operates independent living, assisted living and dementia-care communities and continuing care retirement centers ("CCRCs"), with 1,143 communities in 46 states and the ability to serve approximately 111,000 residents. Through its ancillary services program, the Company also offers a range of outpatient therapy, home health, personalized living and hospice services.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Communities	Number of Units	Percentage of Q4 2014 Resident and Management Fees		Percentage of Q4 2014 Facility Operating Income		Percentage of FY 2014 Resident and Management Fees	Percentage of FY 2014 Facility Operating Income
Owned	399	35,032	36.4%		35.6%		39.2%	38.4%
Leased	583	48,144	51.3%		54.0%		49.4%	52.3%
Brookdale Ancillary Services	N/A	N/A	10.7%		5.6%		10.1%	5.6%
Managed	161	27,683	1.6%		4.8%		1.3%	3.7%
Total	1,143	110,859	100.0%		100.0%		100.0%	100.0%

Operating Type - By Segment
Retirement Centers	99	17,362	15.2%		19.5%		17.4%	22.0%
Assisted Living	838	55,232	58.0%		60.2%		50.4%	53.7%
CCRCs - Rental	45	10,582	14.5%		9.9%		14.7%	10.7%
CCRCs - Entry Fee (1)	-	-	N/	A	N/	A	6.1%	4.3%
Brookdale Ancillary Services	N/A	N/A	10.7%		5.6%		10.1%	5.6%
Management Services	161	27,683	1.6%		4.8%		1.3%	3.7%
Total	1,143	110,859	100.0%		100.0%		100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year(3)	Q1	Q2	Q3	Q4	Full Year(3)
Reported CFFO	$0.55	$0.58	$0.57	$0.68	$2.38	$0.54	$0.61	$0.14	$0.28	$1.57
Add: integration, transaction and EMR roll-out costs (2)	0.02	0.03	0.04	0.03	0.12	0.10	0.10	0.49	0.25	0.94
Adjusted CFFO	$0.57	$0.61	$0.61	$0.71	$2.50	$0.64	$0.71	$0.63	$0.53	$2.51

Weighted average shares (000's)	122,823	123,405	124,128	124,308		124,478	125,058	159,003	183,432
Period end outstanding shares (excluding unvested restricted shares) (000's)	123,040	124,061	124,285	124,354		124,816	125,408	183,410	183,486

(1) In connection with the transactions completed with HCP on August 29, 2014, the Company contributed all but two of its entry fee CCRCs to the entry fee CCRC venture with HCP, at which time the communities were deconsolidated.  The results of the entry fee CCRCs contributed to the venture are reported in the Company's CCRCs - Entry Fee segment for the time periods prior to being contributed to the venture.  The results of the two remaining entry fee CCRCs are reported in the Company's CCRCs - Rental segment beginning with the third quarter of 2014.  The Company no longer reports operating results for a CCRCs – Entry Fee segment.

(2) Integration and EMR roll-out costs include third party expenses directly related to the integration of Emeritus as well as internal costs such as labor reflecting time spent by Company personnel on integration and transaction activity.  Transaction costs include third party costs directly related to the acquisition of Emeritus and the completion of the transactions contemplated by the Master Agreement with HCP and are primarily comprised of legal, finance, consulting, professional fees and other third party costs.

(3) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdale.com

Note: See accompanying fourth quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Segment Financial Data
As of December 31, 2014

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Retirement Centers	FY 2013					FY 2014 (1)
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	128,922	130,170	133,272	133,920	526,284	132,349	133,441	155,227	161,295	582,312
Expenses	75,588	75,993	76,452	75,969	304,002	76,119	76,550	88,022	92,738	333,429
Segment Operating Income	53,334	54,177	56,820	57,951	222,282	56,230	56,891	67,205	68,557	248,883
Segment Operating Margin	41.4%	41.6%	42.6%	43.3%	42.2%	42.5%	42.6%	43.3%	42.5%	42.7%

Number of communities (period end)	76	76	76	76	76	74	74	100	99	99
Total average units(3)	14,429	14,429	14,444	14,454	14,439	14,161	14,162	16,594	17,315	15,558
Weighted average unit occupancy	89.5%	89.4%	90.2%	90.1%	89.8%	89.3%	88.9%	89.8%	89.9%	89.5%
Senior Housing average monthly revenue per unit(4)	$3,328	$3,362	$3,408	$3,426	$3,381	$3,490	$3,532	$3,472	$3,454	$3,485

Assisted Living	FY 2013					FY 2014 (1)
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	260,615	260,497	262,524	268,232	1,051,868	277,431	277,230	516,640	614,262	1,685,563
Expenses	164,330	164,316	165,774	167,770	662,190	172,439	172,984	328,486	403,165	1,077,074
Segment Operating Income	96,285	96,181	96,750	100,462	389,678	104,992	104,246	188,154	211,097	608,489
Segment Operating Margin	36.9%	36.9%	36.9%	37.5%	37.0%	37.8%	37.6%	36.4%	34.4%	36.1%

Number of communities (period end)	431	432	432	438	438	440	440	841	838	838
Total average units(3)	21,556	21,499	21,513	22,149	21,679	22,435	22,463	45,260	55,241	36,350
Weighted average unit occupancy	89.1%	89.4%	90.0%	90.1%	89.7%	89.6%	89.0%	88.8%	88.2%	88.7%
Senior Housing average monthly revenue per unit(4)	$4,523	$4,519	$4,518	$4,480	$4,510	$4,599	$4,622	$4,286	$4,203	$4,356

CCRCs - Rental	FY 2013					FY 2014 (1) (2)
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	100,327	97,562	100,076	99,010	396,975	97,944	98,212	144,074	152,943	493,173
Expenses	71,250	71,995	73,063	71,641	287,949	71,114	72,519	109,582	118,297	371,512
Segment Operating Income	29,077	25,567	27,013	27,369	109,026	26,830	25,693	34,492	34,646	121,661
Segment Operating Margin	29.0%	26.2%	27.0%	27.6%	27.5%	27.4%	26.2%	23.9%	22.7%	24.7%

Number of communities (period end)	27	27	27	26	26	26	26	45	45	45
Total average units(3)	6,687	6,684	6,687	6,617	6,669	6,457	6,469	9,783	10,483	8,298
Weighted average unit occupancy	87.6%	86.2%	86.7%	86.8%	86.8%	86.6%	85.9%	85.1%	85.9%	85.8%
Senior Housing average monthly revenue per unit(4)	$5,709	$5,649	$5,759	$5,742	$5,715	$5,839	$5,894	$5,740	$5,637	$5,757

CCRCs - Entry Fee	FY 2013					FY 2014 (2)
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	74,308	74,016	74,110	75,322	297,756	79,169	79,100	44,145	-	202,414
Expenses	54,737	56,244	55,892	54,490	221,363	59,534	60,733	33,714	-	153,981
Segment Operating Income	19,571	17,772	18,218	20,832	76,393	19,635	18,367	10,431	-	48,433
Segment Operating Margin	26.3%	24.0%	24.6%	27.7%	25.7%	24.8%	23.2%	23.6%	-	23.9%

Bridge to Cash Basis for CCRCs - Entry Fee segment
Revenue	74,308	74,016	74,110	75,322	297,756	79,169	79,100	44,145	-	202,414
Less: revenue amortization (non-cash)	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)	(7,547)	(4,930)	-	(19,679)
Add: net entrance fees (cash)	7,553	16,422	11,370	21,661	57,006	6,513	16,711	(576)	-	22,648
Adjusted revenue	74,728	83,406	78,467	89,152	325,753	78,480	88,264	38,639	-	205,383
Expenses	54,737	56,244	55,892	54,490	221,363	59,534	60,733	33,714	-	153,981
Adjusted Segment Operating Income	19,991	27,162	22,575	34,662	104,390	18,946	27,531	4,925	-	51,402
Adjusted Segment Operating Margin	26.8%	32.6%	28.8%	38.9%	32.0%	24.1%	31.2%	12.7%	-	25.0%

Number of communities (period end)	14	14	14	14	14	15	15	-	-	-
Total average units(3)	5,281	5,295	5,308	5,329	5,303	5,527	5,534	2,954	-	3,504
Weighted average unit occupancy	84.6%	83.8%	84.1%	84.3%	84.2%	84.7%	84.7%	87.0%	-	85.2%
Senior Housing average monthly revenue per unit(4)	$5,011	$5,025	$4,994	$5,023	$5,013	$5,124	$5,091	$5,085	$-	$5,103

Total Senior Housing	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	564,172	562,245	569,982	576,484	2,272,883	586,893	587,983	860,086	928,500	2,963,462
Expenses	365,905	368,548	371,181	369,870	1,475,504	379,206	382,786	559,804	614,200	1,935,996
Operating Income	198,267	193,697	198,801	206,614	797,379	207,687	205,197	300,282	314,300	1,027,466
Operating Margin	35.1%	34.5%	34.9%	35.8%	35.1%	35.4%	34.9%	34.9%	33.9%	34.7%
G&A Allocation(5)	25,526	23,224	22,647	24,658	96,055	24,396	22,589	33,912	35,365	116,262
Adjusted Operating Income	172,741	170,473	176,154	181,956	701,324	183,291	182,608	266,370	278,935	911,204
Adjusted Operating Margin	30.6%	30.3%	30.9%	31.6%	30.9%	31.2%	31.1%	31.0%	30.0%	30.7%

Number of communities (period end)	548	549	549	554	554	555	555	986	982	982
Total average units(3)	47,953	47,907	47,952	48,549	48,090	48,580	48,628	74,591	83,039	63,710
Weighted average unit occupancy	88.5%	88.3%	89.0%	89.0%	88.7%	88.6%	88.1%	88.5%	88.3%	88.3%
Senior Housing average monthly revenue per unit(4)	$4,375	$4,373	$4,397	$4,387	$4,383	$4,491	$4,518	$4,317	$4,220	$4,357

Brookdale Senior Living Inc.
Segment Financial Data
As of December 31, 2014

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

Brookdale Ancillary Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	60,198	58,693	61,162	62,097	242,150	63,417	65,534	95,426	113,458	337,835
Expenses	47,098	47,479	49,398	52,466	196,441	50,664	52,629	77,280	93,799	274,372
Segment Operating Income	13,100	11,214	11,764	9,631	45,709	12,753	12,905	18,146	19,659	63,463
Segment Operating Margin	21.8%	19.1%	19.2%	15.5%	18.9%	20.1%	19.7%	19.0%	17.3%	18.8%
G&A Allocation(5)	6,055	6,005	5,516	5,806	23,382	5,642	5,908	5,709	9,050	26,309
Adjusted Segment Operating Income	7,045	5,209	6,248	3,825	22,327	7,111	6,997	12,437	10,609	37,154
Adjusted Segment Operating Margin	11.7%	8.9%	10.2%	6.2%	9.2%	11.2%	10.7%	13.0%	9.4%	11.0%

Brookdale units served:
Outpatient Therapy consolidated	38,017	38,075	38,253	38,308		37,974	38,328	37,899	36,843
Home Health consolidated	32,389	32,864	33,940	33,894		34,518	35,061	33,254	37,006
Outpatient Therapy non-consolidated	13,502	14,177	14,733	14,017		14,138	13,942	18,716	17,164
Home Health non-consolidated	13,326	13,232	13,601	12,884		12,819	12,336	16,036	18,954
Total Brookdale units served:
Outpatient Therapy	51,519	52,252	52,986	52,325		52,112	52,270	56,615	54,007
Home Health	45,715	46,096	47,541	46,778		47,337	47,397	49,290	55,960

Outpatient Therapy treatment codes	821,308	840,076	818,758	844,987		812,632	798,754	762,993	679,057
Home Health average census	4,289	4,366	4,574	4,762		5,084	5,257	10,314	12,723

Total Senior Housing and Brookdale Ancillary Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	624,370	620,938	631,144	638,581	2,515,033	650,310	653,517	955,512	1,041,958	3,301,297
Expenses	413,003	416,027	420,579	422,336	1,671,945	429,870	435,415	637,084	707,999	2,210,368
Operating Income	211,367	204,911	210,565	216,245	843,088	220,440	218,102	318,428	333,959	1,090,929
Operating Margin	33.9%	33.0%	33.4%	33.9%	33.5%	33.9%	33.4%	33.3%	32.1%	33.0%
G&A Allocation(5)	31,581	29,229	28,163	30,464	119,437	30,038	28,497	39,621	44,415	142,571
Adjusted Operating Income	179,786	175,682	182,402	185,781	723,651	190,402	189,605	278,807	289,544	948,358
Adjusted Operating Margin	28.8%	28.3%	28.9%	29.1%	28.8%	29.3%	29.0%	29.2%	27.8%	28.7%

Management Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue (Management Fees)	7,609	7,744	7,622	8,150	31,125	7,402	7,489	10,428	16,920	42,239
Expenses (G&A Allocation)(5)	6,031	6,192	6,106	6,334	24,663	6,116	5,649	7,453	10,732	29,950
Segment Operating Income	1,578	1,552	1,516	1,816	6,462	1,286	1,840	2,975	6,188	12,289
Segment Operating Margin	20.7%	20.0%	19.9%	22.3%	20.8%	17.4%	24.6%	28.5%	36.6%	29.1%

Number of communities (period end)	101	101	102	95	95	92	92	161	161	161
Total average units(3)	18,114	18,310	18,291	17,618	18,083	17,140	16,978	20,919	27,318	20,589
Weighted average occupancy	84.9%	84.9%	85.7%	86.1%	85.4%	86.3%	86.8%	86.3%	86.4%	86.5%
Senior Housing average monthly revenue per unit(4)	$3,460	$3,505	$3,499	$3,588	$3,512	$3,706	$3,701	$3,949	$4,236	$3,943

Total Senior Housing, Brookdale Ancillary and Management Services	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	631,979	628,682	638,766	646,731	2,546,158	657,712	661,006	965,940	1,058,878	3,343,536
Expenses	413,003	416,027	420,579	422,336	1,671,945	429,870	435,415	637,084	707,999	2,210,368
Operating Income	218,976	212,655	218,187	224,395	874,213	227,842	225,591	328,856	350,879	1,133,168
Operating Margin	34.6%	33.8%	34.2%	34.7%	34.3%	34.6%	34.1%	34.0%	33.1%	33.9%
G&A Allocation (5)	37,612	35,421	34,269	36,798	144,100	36,154	34,146	47,074	55,147	172,521
Adjusted Operating Income	181,364	177,234	183,918	187,597	730,113	191,688	191,445	281,782	295,732	960,647
Adjusted Operating Margin	28.7%	28.2%	28.8%	29.0%	28.7%	29.1%	29.0%	29.2%	27.9%	28.7%

(1) During the year ended December 31, 2014, three communities moved between segments to more accurately reflect the underlying product offering of each segment.  The movement did not change the Company's reportable segments, but it did impact the operating information reported within the Retirement Centers, Assisted Living, and CCRCs - Rental segments.  Prior quarters have not been recast.

(2) In connection with the transactions completed with HCP on August 29, 2014, the Company contributed all but two of its entry fee CCRCs to the entry fee CCRC venture with HCP, at which time the communities were deconsolidated.  The results of the entry fee CCRCs contributed to the venture are reported in the Company's CCRCs - Entry Fee segment for the time periods prior to being contributed to the joint venture.  The results of the two remaining entry fee CCRCs are reported in the Company's CCRCs - Rental segment beginning with the third quarter of 2014.  The Company no longer reports operating results for a CCRCs – Entry Fee segment.

(3) Senior Housing total average units operated represent the average units operated during the period, excluding equity homes.
(4) Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

(5) Excludes non-cash stock-based compensation expense and integration, transaction and EMR roll-out costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of December 31, 2014

Financial Data
($ in 000s, except Senior Housing average monthly revenue per unit)

Owned Properties	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	266,322	265,139	267,922	273,439	1,072,822	277,700	277,748	369,078	385,654	1,310,180
Expenses	175,672	176,623	178,382	178,941	709,618	182,706	184,773	247,359	260,901	875,739
Segment Operating Income	90,650	88,516	89,540	94,498	363,204	94,994	92,975	121,719	124,753	434,441
Segment Operating Margin	34.0%	33.4%	33.4%	34.6%	33.9%	34.2%	33.5%	33.0%	32.3%	33.2%

Bridge to Cash Basis for Entrance Fees
Revenue	266,322	265,139	267,922	273,439	1,072,822	277,700	277,748	369,078	385,654	1,310,180
Less: revenue amortization (non-cash)	(4,664)	(4,821)	(4,660)	(5,404)	(19,549)	(4,635)	(4,933)	(3,878)	-	(13,446)
Add: net entrance fees (cash)	5,449	10,936	8,014	13,694	38,093	4,079	11,710	(399)	-	15,390
Adjusted revenue	267,107	271,254	271,276	281,729	1,091,366	277,144	284,525	364,801	385,654	1,312,124
Expenses	175,672	176,623	178,382	178,941	709,618	182,706	184,773	247,359	260,901	875,739
Adjusted Segment Operating Income	91,435	94,631	92,894	102,788	381,748	94,438	99,752	117,442	124,753	436,385
Adjusted Segment Operating Margin	34.2%	34.9%	34.2%	36.5%	35.0%	34.1%	35.1%	32.2%	32.3%	33.3%

Number of communities (period end)	219	220	220	225		226	226	403	399
Total average units(1)	22,243	22,153	22,190	22,754		22,775	22,799	32,079	34,904
Weighted average unit occupancy	88.8%	88.7%	89.1%	89.2%		88.5%	88.0%	88.2%	87.6%
Senior Housing average monthly revenue per unit(2)	$4,416	$4,416	$4,438	$4,402		$4,516	$4,532	$4,302	$4,202

Leased Properties with Purchase Options	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	75,096	74,504	75,902	76,651	302,153	77,863	77,418	87,008	86,441	328,730
Expenses	47,706	48,319	48,458	48,811	193,294	49,497	49,719	57,026	57,839	214,081
Segment Operating Income	27,390	26,185	27,444	27,840	108,859	28,366	27,699	29,982	28,602	114,649
Segment Operating Margin	36.5%	35.1%	36.2%	36.3%	36.0%	36.4%	35.8%	34.5%	33.1%	34.9%

Number of communities (period end)	83	83	84	84		84	84	111	112
Total average units(1)	6,313	6,309	6,357	6,381		6,391	6,391	7,347	7,555
Weighted average unit occupancy	89.6%	89.4%	89.8%	89.8%		89.0%	88.4%	88.6%	88.5%
Senior Housing average monthly revenue per unit(2)	$4,313	$4,298	$4,318	$4,348		$4,447	$4,440	$4,394	$4,312

Leased Properties without Purchase Options	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	222,754	222,602	226,158	226,394	897,908	231,330	232,817	404,000	456,405	1,324,552
Expenses	142,527	143,606	144,341	142,118	572,592	147,003	148,294	255,419	295,460	846,176
Segment Operating Income	80,227	78,996	81,817	84,276	325,316	84,327	84,523	148,581	160,945	478,376
Segment Operating Margin	36.0%	35.5%	36.2%	37.2%	36.2%	36.5%	36.3%	36.8%	35.3%	36.1%

Number of communities (period end)	246	246	245	245		245	245	472	471
Total average units(1)	19,397	19,445	19,405	19,414		19,414	19,438	35,165	40,580
Weighted average unit occupancy	87.9%	87.6%	88.5%	88.6%		88.2%	87.9%	88.6%	88.8%
Senior Housing average monthly revenue per unit(2)	$4,344	$4,348	$4,381	$4,377		$4,491	$4,533	$4,314	$4,218

Total Senior Housing	FY 2013					FY 2014
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	564,172	562,245	569,982	576,484	2,272,883	586,893	587,983	860,086	928,500	2,963,462
Expenses	365,905	368,548	371,181	369,870	1,475,504	379,206	382,786	559,804	614,200	1,935,996
Operating Income	198,267	193,697	198,801	206,614	797,379	207,687	205,197	300,282	314,300	1,027,466
Operating Margin	35.1%	34.5%	34.9%	35.8%	35.1%	35.4%	34.9%	34.9%	33.9%	34.7%

Number of communities (period end)	548	549	549	554		555	555	986	982
Total average units(1)	47,953	47,907	47,952	48,549		48,580	48,628	74,591	83,039
Weighted average unit occupancy	88.5%	88.3%	89.0%	89.0%		88.6%	88.1%	88.5%	88.3%
Senior Housing average monthly revenue per unit(2)	$4,375	$4,373	$4,397	$4,387		$4,491	$4,518	$4,317	$4,220

(1) Senior Housing total average units operated represent the average units operated during the period, excluding equity homes.
(2) Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of December 31, 2014

Same Community Information

($ in 000s, except Avg. Mo. Revenue/Unit)	Legacy Brookdale Senior Housing			Legacy Brookdale Senior Housing
	Three Months Ended December 31,			Year Ended December 31,
	2014	2013	% Change	2014	2013	% Change
Revenue	$483,815	$470,145	2.9%	$1,885,371	$1,832,998	2.9%
Operating Expense	325,731	297,975	9.3%	1,223,943	1,177,932	3.9%
Facility Operating Income	$158,084	$172,170	-8.2%	$661,428	$655,066	1.0%
Facility Operating Margin	32.7%	36.6%	-3.9%	35.1%	35.7%	-0.6%

# Communities	509	509		500	500
Avg. Period Occupancy	88.8%	89.6%	-0.8%	88.7%	89.2%	-0.5%
Avg. Mo. Revenue/Unit	$4,524	$4,356	3.9%	$4,514	$4,367	3.4%

	Legacy Emeritus Senior Housing			Legacy Emeritus Senior Housing
	Three Months Ended December 31,			Year Ended December 31,
	2014	2013	% Change	2014	2013	% Change
Revenue	$400,226	$400,672	-0.1%	$1,417,778	$1,405,712	0.9%
Operating Expense	258,896	254,229	1.8%	933,501	914,650	2.1%
Facility Operating Income	$141,330	$146,443	-3.5%	$484,277	$491,062	-1.4%
Facility Operating Margin	35.3%	36.5%	-1.2%	34.2%	34.9%	-0.7%

# Communities	442	442		397	397
Avg. Period Occupancy	88.1%	89.0%	-0.9%	88.1%	88.2%	-0.1%
Avg. Mo. Revenue/Unit	$3,902	$3,867	0.9%	$3,957	$3,921	0.9%

	Combined Brookdale and Emeritus Senior Housing			Combined Brookdale and Emeritus Senior Housing
	Three Months Ended December 31,			Year Ended December 31,
	2014	2013	% Change	2014	2013	% Change
Revenue	$884,041	$870,817	1.5%	$3,303,149	$3,238,710	2.0%
Operating Expense	584,627	552,204	5.9%	2,157,444	2,092,582	3.1%
Facility Operating Income	$299,414	$318,613	-6.0%	$1,145,705	$1,146,128	-
Facility Operating Margin	33.9%	36.6%	-2.7%	34.7%	35.4%	-0.7%

# Communities	951	951		897	897
Avg. Period Occupancy	88.4%	89.3%	-0.9%	88.4%	88.7%	-0.3%
Avg. Mo. Revenue/Unit	$4,220	$4,117	2.5%	$4,257	$4,162	2.3%

Same Community Information reflects historical results from operations for same store communities (utilizing the Company's methodology for determining same store communities).

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended December 31,
Type	2014	2013
Recurring	$16,353	$10,786
Corporate (1)	11,450	3,282
EBITDA-enhancing / Major Projects (2)	35,727	50,598
Program Max / Development, net (3)	21,610	17,119
Net Total Capital Expenditures (4)	$85,140	$81,785

(1) Corporate includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.
(2) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects.
(3)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lessor funding received of $6.6 million and $14.2 million for the three months ended December 31, 2014 and 2013, respectively.

(4)  Approximately $16.9 million and $11.2 million of expense was recognized during the three months ended December 31, 2014 and 2013, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of December 31, 2014
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Maturities
	Mortgage	weighted	Line of	weighted	Capital and	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Financing Leases	rate (2)	Debt

2015	$159,923	4.53%	$-	-	$52,084	8.16%	$212,007
2016	67,837	5.03%	-	-	134,497	9.78%	202,334
2017	556,195	5.87%	-	-	99,349	8.18%	655,544
2018	1,301,374	4.59%	-	-	93,182	7.66%	1,394,556
2019	148,471	6.09%	-	-	121,532	8.18%	270,003
Thereafter	1,282,930	4.03%	100,000	2.65%	2,148,582	8.58%	3,531,512
Total	$3,516,730	4.66%	$100,000	2.65%	$2,649,226	8.57%	$6,265,956

Coverage Ratios

	Year ended December 31, 2014
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	35,032	$451,882	$369,286	$128,002	2.9	x
Leased communities *	48,144	$614,377	$509,242	$456,177	1.1	x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Year ended December 31,
	2014	2013
Scheduled debt amortization	$65,505	$50,425
Lease financing debt amortization - FMV or no purchase option (3)	28,618	13,927
Lease financing debt amortization - bargain purchase option	13,417	17,244
Total debt amortization	$107,540	$81,596

Line Availability

	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14

Total line commitment	$250,000	$250,000	$250,000	$250,000	$500,000

Line availability (5)	$250,000	$250,000	$250,000	$202,860	$488,389
Ending line balance	30,000	25,000	12,000	-	100,000
Available to draw	$220,000	$225,000	$238,000	$202,860	$388,389
Cash and cash equivalents	58,511	45,701	50,934	238,324	104,083
Total liquidity (available to draw + cash)	$278,511	$270,701	$288,934	$441,184	$492,472

Total letters of credit outstanding	$72,464	$71,675	$71,650	$74,488	$72,730

Leverage Ratios

		Annualized
		Leverage
Three months ended December 31, 2014 annualized Adjusted EBITDAR	1,190,948
Less: cash lease expense	(386,360)
Three months ended December 31, 2014 annualized Adjusted EBITDA	804,588
Less: cash capital and financing lease payments	(240,804)
Three months ended December 31, 2014 annualized Adjusted EBITDA after capital and financing lease payments	563,784

Debt	3,516,730	6.2x
Line of credit	100,000
Less: unrestricted cash	(104,083)
Less: cash held as collateral against existing debt	(2,935)
Total net debt	3,509,712	6.2x

Plus: Three months ended December 31, 2014 annualized cash capital and financing lease payments multiplied by 8	1,926,432
Total net debt after capital and financing leases	5,436,144	6.8x

Three months ended December 31, 2014 annualized cash lease expense multiplied by 8	3,090,880
Total adjusted net debt	8,527,024	7.2x

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$2,553,870	5.28%
Variable rate debt (1)	962,860	3.01%
Capital and financing leases	2,649,226	8.57%
Line of credit (cash borrowings)	100,000	2.65%
Total debt	$6,265,956

	Balance	% of total
Variable rate debt with interest rate caps (1) (4)	$826,220	85.8%
Variable rate debt - unhedged (1)	136,640	14.2%
Total variable rate debt (1)	$962,860	100.0%

(1) Includes mortgage debt and convertible notes, but excludes capital and financing leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable cap rates for hedged debt.
(3) Payments are included in CFFO.
(4) Weighted cap rate for stated reporting period of 4.31% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(5) The actual amount available to borrow under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of December 31, 2014

CFFO Calculation
($ in 000s)
		Three Months Ended December 31,
		2014		2013

Net cash provided by operating activities (includes non-refundable entrance fees)		$85,804		$117,046
Changes in operating assets and liabilities (eliminates cash flow effect)		(18,610)		(27,473)
Add: Refundable entrance fees received		12		18,875
Less: Entrance fee refunds disbursed		(538)		(10,821)
Less: Recurring capital expenditures, net		(16,353)		(10,786)
Less: Lease financing debt amortization with fair market value or no purchase options		(10,028)		(3,594)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings		(630)		(602)
Add: CFFO from unconsolidated ventures		11,662		1,825
Cash From Facility Operations		$51,319		$84,470

Add: Integration, transaction and EMR roll-out costs		46,023		4,078
Adjusted Cash From Facility Operations		$97,342		$88,548

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)

	FY 2013					FY 2014					Q4 2014 CFFO Distribution
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Owned	Other (3)	Transaction/ Integration
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,375	4,373	4,397	4,387	4,383	4,491	4,518	4,317	4,220	4,357	4,202	4,232	-
Average monthly units (excluding equity homes) available	47,956	47,929	47,953	48,548	48,097	48,562	48,608	74,538	82,995	254,923	34,923	48,141	-
Average occupancy for the quarter	88.5%	88.3%	89.0%	89.0%	88.7%	88.6%	88.1%	88.5%	88.3%	88.3%	87.6%	88.7%	-
Senior Housing resident fee revenue	$557,039	$555,213	$562,969	$568,653	$2,243,874	$579,691	$580,436	$854,329	$927,786	$2,942,242	$385,654	$542,132	$-

Add: Brookdale Ancillary Services segment revenue	60,198	58,693	61,162	62,097	242,150	63,417	65,534	95,426	113,458	337,835	-	113,458	-
Add: management fee revenue	7,609	7,744	7,622	8,150	31,125	7,402	7,489	10,428	16,920	42,239	-	16,920	-
Total revenues excluding entrance fee amortization	$624,846	$621,650	$631,753	$638,900	$2,517,149	$650,510	$653,459	$960,183	$1,058,164	$3,322,316	$385,654	$672,510	$-

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$631,979	$628,682	$638,766	$646,731	$2,546,158	$657,712	$661,006	$965,940	$1,058,878	$3,343,536	$385,654	$673,224	$-
Less: Entrance fee amortization	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)	(7,547)	(5,757)	(714)	(21,220)	-	(714)	-
Adjusted revenues	624,846	621,650	631,753	638,900	2,517,149	650,510	653,459	960,183	1,058,164	3,322,316	385,654	672,510	-

Less: Facility operating expenses	(413,003)	(416,027)	(420,579)	(422,336)	(1,671,945)	(429,870)	(435,415)	(637,084)	(707,999)	(2,210,368)	(260,901)	(447,098)	-
Add: Change in future service obligation	-	-	-	(1,917)	(1,917)	-	-	-	670	670	-	670	-
Adjusted facility operating expenses	(413,003)	(416,027)	(420,579)	(424,253)	(1,673,862)	(429,870)	(435,415)	(637,084)	(707,329)	(2,209,698)	(260,901)	(446,428)	-

Less: G&A including non-cash stock-based compensation expense	(46,018)	(44,944)	(44,161)	(45,504)	(180,627)	(44,665)	(47,008)	(90,020)	(98,574)	(280,267)	(16,055)	(44,221)	(38,298)
Less: Transaction costs	(593)	(1,091)	(1,663)	(574)	(3,921)	(10,844)	(6,808)	(41,572)	(7,725)	(66,949)	-	-	(7,725)
Add: G&A non-cash stock-based compensation expense	6,894	6,988	6,894	5,202	25,978	7,572	7,729	7,869	5,129	28,299	1,366	3,763	-
Net G&A (4)	(39,717)	(39,047)	(38,930)	(40,876)	(158,570)	(47,937)	(46,087)	(123,723)	(101,170)	(318,917)	(14,689)	(40,458)	(46,023)

Less: Facility lease expense	(69,019)	(68,777)	(69,232)	(69,701)	(276,729)	(69,869)	(70,030)	(91,462)	(92,469)	(323,830)	-	(92,469)	-
Add: Straight-line lease expense	748	684	818	347	2,597	(223)	(217)	2,840	(961)	1,439	-	(961)	-
Add: Amortization of (above) below market lease, net	-	-	-	-	-	-	-	(1,377)	(2,067)	(3,444)	-	(2,067)	-
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	-	(1,093)	-
Net lease expense	(69,364)	(69,186)	(69,507)	(70,447)	(278,504)	(71,185)	(71,340)	(91,092)	(96,590)	(330,207)	-	(96,590)	-

Add: Entrance fee receipts	16,873	23,878	19,098	32,482	92,331	14,959	25,924	9,576	2,587	53,046	-	2,587	-
Less: Entrance fee disbursements	(9,320)	(7,456)	(7,728)	(10,821)	(35,325)	(8,446)	(9,213)	(7,668)	(538)	(25,865)	-	(538)	-
Net entrance fees	7,553	16,422	11,370	21,661	57,006	6,513	16,711	1,908	2,049	27,181	-	2,049	-

Adjusted EBITDA	110,315	113,812	114,107	124,985	463,219	108,031	117,328	110,192	155,124	490,675	110,064	91,083	(46,023)

Less: Recurring capital expenditures, net	(9,324)	(10,664)	(12,127)	(10,786)	(42,901)	(9,369)	(11,841)	(13,199)	(16,353)	(50,762)	(6,382)	(9,971)	-
Less: Interest expense, net	(30,668)	(29,591)	(29,170)	(30,557)	(119,986)	(29,677)	(29,372)	(73,030)	(91,933)	(224,012)	(41,759)	(50,174)	-
Less: Lease financing debt amortization with fair market value or no purchase options	(3,371)	(3,444)	(3,518)	(3,594)	(13,927)	(3,897)	(3,983)	(10,710)	(10,028)	(28,618)	-	(10,028)	-
Add: CFFO from unconsolidated ventures	1,958	2,099	1,922	1,825	7,804	2,241	1,996	9,435	11,662	25,334	-	11,662	-
Less: Other	(1,068)	(1,060)	(655)	2,597	(186)	133	2,528	217	2,847	5,725	-	2,847	-

Reported CFFO	$67,842	$71,152	$70,559	$84,470	$294,023	$67,462	$76,656	$22,905	$51,319	$218,342	$61,923	$35,419	$(46,023)

Add: integration, transaction and EMR roll-out costs	2,105	3,626	4,661	4,078	14,470	11,783	11,941	76,649	46,023	146,396	-	-	46,023
Adjusted CFFO	$69,947	$74,778	$75,220	$88,548	$308,493	$79,245	$88,597	$99,554	$97,342	$364,738	$61,923	$35,419	$-

CFFO Per Share

($ except where indicated)	FY 2013					FY 2014					Q4 2014 Distribution
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2	Q3	Q4	Full Year(2)	Owned	Other	Transaction/ Integration
Reported CFFO	$0.55	$0.58	$0.57	$0.68	$2.38	$0.54	$0.61	$0.14	$0.28	$1.57	$0.34	$0.19	$(0.25)
Add: integration, transaction and EMR roll-out costs	0.02	0.03	0.04	0.03	0.12	0.10	0.10	0.49	0.25	0.94	-	-	0.25
Adjusted CFFO	$0.57	$0.61	$0.61	$0.71	$2.50	$0.64	$0.71	$0.63	$0.53	$2.51	$0.34	$0.19	$-

Shares used in calculation of CFFO (000's)	122,823	123,405	124,128	124,308		124,478	125,058	159,003	183,432		183,432	183,432	183,432

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.
(3) Other includes financial data and operating information from leased communities, Brookdale Ancillary Services, and Management Services.
(4) Allocation of G&A to Owned and Other is based upon a percentage of revenue and excludes non-cash stock-based compensation expense and integration, transaction and EMR roll-out costs.
Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
CFFO from Unconsolidated Ventures
As of December 31, 2014

CFFO from Unconsolidated Ventures reconciliation
($ in 000s)	Entrance Fee Ventures		Senior Housing Rental Ventures
	FY 2014		FY 2014
	Q3	Q4	Q3	Q4

Resident revenue	$33,257	$85,546	$80,862	$125,970
Less: Entrance fee amortization	(638)	(554)	-	-
Adjusted revenues	32,619	84,992	80,862	125,970

Less: Facility operating expenses	(25,040)	(69,459)	(51,698)	(84,306)
Add: Change in future service obligation	-	-	-	-
Adjusted facility operating expenses	(25,040)	(69,459)	(51,698)	(84,306)

Less: G&A including non-cash stock-based compensation expense	(6,015)	(3,777)	(3,925)	(6,077)
Add: G&A non-cash stock-based compensation expense	-	-	-	-
Net G&A	(6,015)	(3,777)	(3,925)	(6,077)

Add: Entrance fee receipts	16,112	26,210	-	-
Less: Entrance fee disbursements	(4,780)	(13,888)	-	-
Net entrance fees	11,332	12,322	-	-

Adjusted EBITDA	12,896	24,078	25,239	35,587

Less: Recurring capital expenditures, net	(193)	(1,347)	(974)	(2,431)
Less: Interest expense, net	(1,161)	(1,575)	(15,648)	(26,447)
Less: Other	-	-	-	(276)

Reported Cash From Facility Operations for Unconsolidated Ventures	$11,542	$21,156	$8,617	$6,433

Add: integration, transaction and EMR roll-out costs	4,088	210	738	-
Adjusted Cash From Facility Operations for Unconsolidated Ventures	$15,630	$21,366	$9,355	$6,433

Brookdale Weighted Average Ownership %	51.7%	51.0%	14.5%	11.9%
CFFO from Unconsolidated Ventures	$8,081	$10,896	$1,354	$766

Leverage Ratio for Unconsolidated Ventures
Debt Principal as of December 31, 2014	$196,761		1,332,020
Annualized Adjusted EBITDA	96,312		142,348
Annualized Leverage	2.0	x	9.4	x

Unconsolidated Ventures Schedule of Capital Expenditures
($ in 000s)	FY 2014
Type	Q3	Q4
Recurring	$1,167	$3,778
EBITDA-enhancing / Major Projects	5,247	17,199
Program Max / Development, net	2,758	3,665
Net Total Capital Expenditures	$9,172	$24,642

Brookdale Senior Living Inc.
Cash Lease and Interest Expense
As of December 31, 2014

Cash Lease and Interest Expense
($ in 000s)	FY 2014
	Q3	Q4

Facility Lease Payments

Facility lease expense	91,462	92,469
Less: Straight-line lease expense	(1,463)	3,028
Add: Amortization of deferred gain	1,093	1,093
Cash lease payments - Operating Leases	91,092	96,590
Supplemental breakout:
Communities with purchase options	5,590	6,320
Communities without purchase options	85,502	90,270
	91,092	96,590

Capital Lease Interest	40,916	56,873
Capital Lease Interest - noncash	(5,947)	(6,700)
Capital lease principal (1)	10,710	10,028
Net lease payments - Capital and Financing Leases	45,679	60,201
Supplemental breakout:
Communities with purchase options	13,571	14,755
Communities without purchase options	32,108	45,446
	45,679	60,201

Total net lease payments	136,771	156,791

Interest Expense

Property level debt interest expense	36,278	39,930
Convertible debt interest expense	2,174	2,174
Total debt interest payments	38,452	42,104
Less: interest income	(392)	(345)
Interest expense, net	38,060	41,759

(1) Includes lease financing debt amortization on communities with FMV or no purchase option. Payments are included in CFFO.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of December 31, 2014
($ in 000s)

Cash Flow Statements

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014
Cash Flows from Operating Activities
Net income (loss)	$3,558	$(5,200)	$(967)	$(975)	$(3,584)	$(2,299)	$(3,295)	$(37,036)	$(106,796)	$(149,426)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on extinguishment of debt	-	893	53	319	1,265	-	3,197	569	2,621	6,387
Depreciation and amortization, net	69,228	71,602	72,744	72,237	285,811	74,334	75,166	178,810	216,202	544,512
Asset impairment	-	2,154	504	10,233	12,891	-	-	-	9,992	9,992
Equity in (earnings) loss of unconsolidated ventures	(115)	(445)	(431)	(493)	(1,484)	(636)	(1,523)	1,246	742	(171)
Distributions from unconsolidated ventures from cumulative share of net earnings	668	773	648	602	2,691	245	370	595	630	1,840
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)
Amortization of entrance fees	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)	(7,202)	(7,547)	(5,757)	(714)	(21,220)
Proceeds from deferred entrance fee revenue	9,237	12,124	9,223	13,607	44,191	9,035	14,906	6,188	2,575	32,704
Deferred income tax (benefit) provision	-	-	-	(183)	(183)	598	(5)	(116,757)	(66,207)	(182,371)
Change in deferred lease liability	748	684	818	347	2,597	(223)	(217)	2,840	(961)	1,439
Change in fair value of derivatives	(135)	(1,836)	1,377	(386)	(980)	847	1,322	10	532	2,711
(Gain) loss on sale of assets	(926)	24	26	(96)	(972)	76	39	200	(761)	(446)
Change in future service obligation	-	-	-	(1,917)	(1,917)	-	-	-	670	670
Non-cash stock-based compensation	6,894	6,988	6,894	5,202	25,978	7,572	7,729	7,869	5,129	28,299
Non-cash interest expense on financing leases	-	-	-	-	-	-	-	5,947	6,700	12,647
Amortization of (above) below market rents, net	-	-	-	-	-	-	-	(1,377)	(2,067)	(3,444)
Changes in operating assets and liabilities:
Accounts receivable, net	(9,064)	1,736	(2,154)	4,033	(5,449)	(2,499)	3,914	23,671	(21,576)	3,510
Prepaid expenses and other assets, net	9,140	(12,679)	734	10,288	7,483	(5,816)	(8,369)	(53,861)	15,178	(52,868)
Accounts payable and accrued expenses	(10,871)	12,926	18,540	13,242	33,837	(27,561)	14,245	6,222	23,906	16,812
Tenant refundable fees and security deposits	(335)	(258)	(235)	36	(792)	(615)	138	(674)	(32)	(1,183)
Deferred revenue	(5,316)	(1,018)	4,579	(126)	(1,881)	7,933	(7,459)	(4,978)	1,134	(3,370)
Net cash provided by operating activities	64,485	80,343	104,247	117,046	366,121	52,696	91,518	12,634	85,804	242,652
Cash Flows from Investing Activities
(Increase) decrease in lease security deposits and lease acquisition deposits, net	(1,952)	(1,066)	972	(5)	(2,051)	7	(73)	3,326	(52,204)	(48,944)
Decrease (increase) in cash and escrow deposits — restricted	826	2,195	(537)	8,242	10,726	6,627	(6,039)	14,052	42,295	56,935
Additions to property, plant and equipment and leasehold intangibles, net	(51,614)	(48,677)	(61,231)	(96,005)	(257,527)	(59,717)	(73,712)	(79,104)	(91,712)	(304,245)
Acquisition of assets, net of related payables and cash received	(2)	(4,833)	(2,559)	(27,292)	(34,686)	(515)	-	(39,303)	(623)	(40,441)
Acquisition of Emeritus Corporation, net of cash acquired	-	-	-	-	-	-	-	28,429	-	28,429
(Issuance of) payment on notes receivable, net	(17)	(47)	159	73	168	76	2,564	73	556	3,269
Investment in unconsolidated ventures	(5,843)	(2,149)	(9,180)	-	(17,172)	-	-	(25,532)	(967)	(26,499)
Distributions received from unconsolidated ventures	-	-	100	1,500	1,600	-	2,643	9,414	218	12,275
Proceeds from sale of assets, net	440	7,114	-	26,582	34,136	-	-	-	4,339	4,339
Net cash used in investing activities	(58,162)	(47,463)	(72,276)	(86,905)	(264,806)	(53,522)	(74,617)	(88,645)	(98,098)	(314,882)
Cash Flows from Financing Activities
Proceeds from debt	8,955	418,667	170,230	65,082	662,934	20,516	159,638	46,356	100,129	326,639
Repayment of debt and capital and financing lease obligations	(17,707)	(470,825)	(163,209)	(72,392)	(724,133)	(22,401)	(159,412)	(92,568)	(309,964)	(584,345)
Proceeds from line of credit	105,000	85,000	130,000	105,000	425,000	70,000	12,000	160,000	200,000	442,000
Repayment of line of credit	(140,000)	(60,000)	(155,000)	(120,000)	(475,000)	(75,000)	(25,000)	(172,000)	(100,000)	(372,000)
Proceeds from public equity offering, net	-	-	-	-	-	-	-	330,405	(19)	330,386
Payment of financing costs, net of related payables	(2,200)	(5,695)	(3,299)	(382)	(11,576)	(2,905)	2,087	(202)	(8,373)	(9,393)
Refundable entrance fees:
Proceeds from refundable entrance fees	7,636	11,754	9,875	18,875	48,140	5,924	11,018	3,388	12	20,342
Refunds of entrance fees	(9,320)	(7,456)	(7,728)	(10,821)	(35,325)	(8,446)	(9,213)	(7,668)	(538)	(25,865)
Cash portion of loss on extinguishment of debt	-	(453)	(49)	-	(502)	-	(3,180)	(921)	-	(4,101)
Payment on lease termination	-	-	-	-	-	-	-	(3,875)	(3,875)	(7,750)
Purchase of derivatives	-	(1,489)	(1,374)	-	(2,863)	-	-	-	-	-
Other	315	321	327	318	1,281	328	394	486	681	1,889
Net cash (used in) provided by financing activities	(47,321)	(30,176)	(20,227)	(14,320)	(112,044)	(11,984)	(11,668)	263,401	(121,947)	117,802
Net (decrease) increase in cash and cash equivalents	(40,998)	2,704	11,744	15,821	(10,729)	(12,810)	5,233	187,390	(134,241)	45,572
Cash and cash equivalents at beginning of period	69,240	28,242	30,946	42,690	69,240	58,511	45,701	50,934	238,324	58,511
Cash and cash equivalents at end of period	$28,242	$30,946	$42,690	$58,511	$58,511	$45,701	$50,934	$238,324	$104,083	$104,083